UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Large Cap Equity Fund

BNY Mellon Large Cap Growth Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Large Cap Equity Fund

SEMIANNUAL REPORT June 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Large Cap Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Large Cap Equity Fund, covering the six-month period from January 1, 2020 through June 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a positive end to 2019, investors were optimistic. Expectations for robust economic growth, accommodative policies from the U.S. Federal Reserve (the “Fed”) and healthy U.S. consumer spending helped support equity valuations in the U.S. well into January and February of 2020. However, the euphoria was short-lived, as concerns over the spread of COVID-19 began to roil markets. Early signs of market turmoil began in China and adjacent areas of the Pacific Rim, which were heavily affected by the virus early in 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. U.S. stocks began to show signs of volatility in March 2020 and posted historic losses during that month. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward in April, May and June 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. When the threat posed by COVID-19 began to emerge, a flight-to-quality ensued and rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Both actions worked to support bond valuations throughout April, May and June 2020.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through June 30, 2020, as provided by Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2020, BNY Mellon Large Cap Equity Fund’s Class A shares achieved a total return of -1.32%, Class C shares returned -1.71%, Class I shares returned -1.10%, and Class Y shares returned -1.11%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of -3.07% for the same period.2

Large-cap stocks posted mild losses over the reporting period, in an environment of pandemic-induced volatility and subsequent support from the government and central bank. The fund outperformed the Index due to security selection in the information technology, real estate and industrials sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging market countries.

The fund invests primarily in large, established companies that the portfolio managers believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends, and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

A Tale of Two Markets

Markets gave way to extreme risk aversion over the start of the review period, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the year. Financial markets also had to contend with a second major, exogenous shock in the form of an oil price war between Saudi Arabia and Russia, which resulted in the oil price falling precipitously in March 2020. The West Texas Intermediate May 2020 contract would later tumble into negative territory, as plunging demand for the commodity gave rise to shortages of storage capacity in the U.S. Central bank responses to the crisis ramped up dramatically, as financial

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. Such action latterly provided some comfort, and indices began to rally toward the end of March 2020.

U.S. equities went on to stage a recovery during the second half of the reporting period. The unprecedented array of stimulus that was briskly deployed by central banks and governments globally helped to buoy investor confidence and support security valuations. Investors began to anticipate a move toward economic normalization as lockdown measures eased. Pullbacks did punctuate the rally and were typically driven by fears of rising COVID-19 infection rates, as was witnessed in the U.S. toward the end of June 2020. Geopolitics also weighed periodically, as the U.S. and China maintained their confrontational rhetoric across a range of issues including trade, technology and political change in Hong Kong.

According to the S&P family of indexes, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Security Selections Bolster Fund Performance

Selections in the information technology, real estate and industrials sectors benefited results. In the information technology sector, positions in financial technology companies Square and PayPal Holdings bolstered relative returns. The stocks of these payment processing companies rose during the period due to increased demand for their respective products, largely stemming from people shopping online during the COVID-19 lockdown. In addition, holding chip maker NVIDIA provided a tailwind to results. Demand for the company’s products surged, as video game makers rushed to hoard the chips at the start of the lockdown, concerned that supply would dwindle as factories closed. A position in online advertising and streaming- services provider Trade Desk saw a boost in stock price, as advertisers took their campaigns online to reach consumers who were staying at home and online. In the real estate sector, a lack of exposure to underperforming stocks that operate in the leisure, lodging, retail shopping or commercial office spaces was accretive. Additionally, data center management provider Equinix also benefited results. Equinix benefited from increased demand for its services amid the lockdown, as did cellular tower company American Tower. Within industrials, a lack of exposure to Boeing, which has suffered due to issues with its 737 MAX aircraft, governance concerns and reduced demand for its planes due to the pandemic, provided a tailwind.

Conversely, the fund’s performance versus the Index was constrained during the period by selections within the health care and consumer staples sectors. Within health care, a position in diagnostic testing provider Exact Sciences weighed on results. The company produces colorectal cancer screening tests. Visits to doctor offices decreased during the period due to COVID-19, reducing demand for these tests. We have since closed the position. Within consumer staples, tobacco company Philip Morris International also provided a headwind. The company generates a large portion of its revenues overseas. The strong U.S. dollar weighed on the company’s financial results. As a result, the stock price declined.

Constructively Positioned for Slow Growth

As the economy begins to recover from the effects of COVID-19, we expect earnings and GDP growth will bottom in mid-2020, and the economy will gradually recover over the next

4

12-18 months. We believe the combination of record, accommodative central bank policies and fiscal injections from the government, combined with the easing of lockdowns, will drive spending. We think businesses will increase their capital spending through inventory replenishment, and overall consumption will increase through the next year. However, we believe the recovery process back to 2019 levels will be very drawn out due to several factors. This not only includes a possible resurgence of COVID-19 cases, but also ongoing issues between the U.S. and China regarding trade and intellectual property rights, as well as headline risk associated with the upcoming November 2020 election. We expect interest rates will remain low and believe commodity prices will remain range-bound for the next few years.

As a result of this outlook, our strategy remains focused on secular growth investments. We seek companies that can drive stable growth irrespective of broader market conditions. We think long-term growth drivers include new product offerings and expansion into new markets. Currently, we see opportunities of this nature across areas of the information technology, communication services and health care sectors. Within industrials and materials, we are looking for companies that may benefit from consolidations. We are underweight bond proxy and defensive areas, such as consumer staples, telecommunications services and some areas of real estate, as we think these areas may underperform as the economy begins to expand once again.

July 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Equity Fund from January 1, 2020 to June 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.43	$9.37	$3.86	$3.71
Ending value (after expenses)	$986.80	$982.90	$989.00	$988.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.52	$9.52	$3.92	$3.77
Ending value (after expenses)	$1,019.39	$1,015.42	$1,020.98	$1,021.13

†  Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.90% for Class C, .78% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.4%
Banks - 3.8%
Bank of America	285,440		6,779,200
JPMorgan Chase & Co.	122,377		11,510,781
Truist Financial	163,839		6,152,154
			24,442,135
Capital Goods - 6.9%
Deere & Co.	45,718		7,184,584
Eaton	63,926		5,592,246
Honeywell International	56,554		8,177,143
Illinois Tool Works	50,149		8,768,553
Otis Worldwide	74,706		4,247,783
Raytheon Technologies	37,466		2,308,655
Trane Technologies	87,468		7,782,903
			44,061,867
Consumer Durables & Apparel - 1.4%
NIKE, Cl. B	93,806		9,197,678
Consumer Services - 1.0%
Yum! Brands	75,172		6,533,198
Diversified Financials - 4.8%
CME Group	46,797		7,606,384
S&P Global	28,386		9,352,619
Synchrony Financial	150,250		3,329,540
The Charles Schwab	100,810		3,401,329
Voya Financial	140,370		6,548,260
			30,238,132
Energy - 2.7%
Chevron	93,851		8,374,325
Exxon Mobil	67,298		3,009,567
Pioneer Natural Resources	29,551		2,887,133
Valero Energy	48,250		2,838,065
			17,109,090
Food & Staples Retailing - 1.1%
Costco Wholesale	23,252		7,050,239
Food, Beverage & Tobacco - 3.7%
Constellation Brands, Cl. A	16,985		2,971,526
Mondelez International, Cl. A	132,198		6,759,284
Philip Morris International	103,062		7,220,524
The Coca-Cola Company	154,116		6,885,903
			23,837,237
Health Care Equipment & Services - 6.4%
Abbott Laboratories	74,388		6,801,295
Boston Scientific	197,054	[a]	6,918,566

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Health Care Equipment & Services - 6.4% (continued)
Centene	83,482	[a]	5,305,281
CVS Health	62,394		4,053,738
Medtronic	77,144		7,074,105
UnitedHealth Group	35,263		10,400,822
			40,553,807
Household & Personal Products - 1.8%
The Procter & Gamble Company	94,300		11,275,451
Insurance - 1.3%
American International Group	254,140		7,924,085
Materials - 1.8%
Air Products & Chemicals	24,685		5,960,440
Celanese	65,006		5,612,618
			11,573,058
Media & Entertainment - 9.7%
Alphabet, Cl. A	14,692	[a]	20,833,991
Charter Communications, Cl. A	14,847	[a]	7,572,564
Comcast, Cl. A	128,759		5,019,026
Facebook, Cl. A	83,193	[a]	18,890,634
Netflix	6,476	[a]	2,946,839
The Walt Disney Company	58,409	[a]	6,513,188
			61,776,242
Pharmaceuticals Biotechnology & Life Sciences - 7.6%
AbbVie	115,360		11,326,045
Amgen	17,189		4,054,197
BioMarin Pharmaceutical	25,835	[a]	3,186,489
Bristol-Myers Squibb	116,390		6,843,732
Eli Lilly & Co.	38,100		6,255,258
Pfizer	195,105		6,379,933
Thermo Fisher Scientific	17,966		6,509,800
Vertex Pharmaceuticals	14,048	[a]	4,078,275
			48,633,729
Real Estate - 2.2%
American Tower	23,135	[b]	5,981,323
Equinix	11,821	[b]	8,301,888
			14,283,211
Retailing - 7.8%
Amazon.com	11,056	[a]	30,501,514
Dollar General	27,080		5,159,011
O'Reilly Automotive	12,685	[a]	5,348,884
The Home Depot	34,600		8,667,646
			49,677,055
Semiconductors & Semiconductor Equipment - 7.0%
Advanced Micro Devices	132,583	[a]	6,975,192

8

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Semiconductors & Semiconductor Equipment - 7.0% (continued)
KLA	22,697		4,414,113
Micron Technology	202,372	[a]	10,426,205
NVIDIA	37,323		14,179,381
Texas Instruments	66,662		8,464,074
			44,458,965
Software & Services - 17.4%
Adobe	20,283	[a]	8,829,393
Atlassian, Cl. A	20,015	[a]	3,608,104
Crowdstrike Holdings, CI. A	39,443	[a]	3,955,738
Intuit	13,805		4,088,903
Microsoft	201,546		41,016,626
PayPal Holdings	96,144	[a]	16,751,169
salesforce.com	26,735	[a]	5,008,268
Square, Cl. A	67,612	[a]	7,095,203
The Trade Desk, Cl. A	10,590	[a,c]	4,304,835
Visa, Cl. A	84,597	[c]	16,341,602
			110,999,841
Technology Hardware & Equipment - 6.5%
Apple	105,174		38,367,475
Lumentum Holdings	39,786	[a]	3,239,774
			41,607,249
Telecommunication Services - .8%
AT&T	45,722		1,382,176
T-Mobile US	33,273	[a]	3,465,383
			4,847,559
Transportation - 1.3%
CSX	118,450		8,260,703
Utilities - 2.4%
Exelon	124,390		4,514,113
NextEra Energy	28,322		6,802,095
Sempra Energy	33,085		3,878,555
			15,194,763
Total Common Stocks (cost $422,348,836)			633,535,294

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,330,840)	0.22	3,330,840	[d]	3,330,840
Total Investments (cost $425,679,676)		99.9%		636,866,134
Cash and Receivables (Net)		.1%		475,814
Net Assets		100.0%		637,341,948

aNon-income producing security.

bInvestment in real estate investment trust within the United States.

cSecurity, or portion thereof, on loan. At June 30, 2020, the value of the fund’s securities on loan was $18,300,397 and the value of the collateral was $18,531,870, consisting of U.S. Government & Agency securities.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	30.9
Health Care	14.0
Communication Services	10.5
Consumer Discretionary	10.3
Financials	9.8
Industrials	8.2
Consumer Staples	6.6
Energy	2.7
Utilities	2.4
Real Estate	2.2
Materials	1.8
Investment Companies	.5
99.9

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 6/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	912,538	43,664,700	(41,246,398)	3,330,840.5		6,565
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	400,932	(400,932)	-	-	-
Total	912,538	44,065,632	(41,647,330)	3,330,840.5		6,565

† Includes reinvested dividends/distributions.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $18,300,397)—Note 1(c):
Unaffiliated issuers	422,348,836	633,535,294
Affiliated issuers	3,330,840	3,330,840
Receivable for shares of Common Stock subscribed		4,490,283
Dividends and securities lending income receivable		547,593
Receivable for investment securities sold		6,322
Prepaid expenses		29,022
		641,939,354
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		374,802
Payable for investment securities purchased		3,909,083
Payable for shares of Common Stock redeemed		281,142
Directors’ fees and expenses payable		3,998
Other accrued expenses		28,381
		4,597,406
Net Assets ($)		637,341,948
Composition of Net Assets ($):
Paid-in capital		425,268,406
Total distributable earnings (loss)		212,073,542
Net Assets ($)		637,341,948

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,421,039	236,512	47,784,250	584,900,147
Shares Outstanding	222,814	11,889	2,250,985	27,591,264
Net Asset Value Per Share ($)	19.84	19.89	21.23	21.20

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $6,379 foreign taxes withheld at source):
Unaffiliated issuers	5,223,588
Affiliated issuers	6,438
Income from securities lending—Note 1(c)	10,166
Interest	3,415
Total Income	5,243,607
Expenses:
Management fee—Note 3(a)	2,096,476
Professional fees	43,749
Registration fees	33,312
Directors’ fees and expenses—Note 3(d)	25,801
Shareholder servicing costs—Note 3(c)	18,311
Custodian fees—Note 3(c)	9,417
Chief Compliance Officer fees—Note 3(c)	8,595
Prospectus and shareholders’ reports	5,981
Loan commitment fees—Note 2	5,762
Distribution fees—Note 3(b)	887
Interest expense—Note 2	634
Miscellaneous	8,876
Total Expenses	2,257,801
Less—reduction in expenses due to undertaking—Note 3(a)	(268)
Net Expenses	2,257,533
Investment Income—Net	2,986,074
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(207,650)
Capital gain distributions from affiliated issuers	127
Net Realized Gain (Loss)	(207,523)
Net change in unrealized appreciation (depreciation) on investments	(10,389,521)
Net Realized and Unrealized Gain (Loss) on Investments	(10,597,044)
Net (Decrease) in Net Assets Resulting from Operations	(7,610,970)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations ($):
Investment income—net	2,986,074	6,165,730
Net realized gain (loss) on investments	(207,523)	27,942,663
Net change in unrealized appreciation (depreciation) on investments	(10,389,521)	127,577,630
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,610,970)	161,686,023
Distributions ($):
Distributions to shareholders:
Class A	(90,053)	(221,612)
Class C	(4,861)	(9,776)
Class I	(896,462)	(2,680,183)
Class Y	(11,035,385)	(28,585,898)
Total Distributions	(12,026,761)	(31,497,469)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	394,968	719,419
Class C	13,637	34,653
Class I	7,156,572	14,811,290
Class Y	70,659,539	71,720,802
Distributions reinvested:
Class A	78,690	189,896
Class C	2,893	5,820
Class I	786,028	2,284,755
Class Y	5,185,800	11,789,144
Cost of shares redeemed:
Class A	(618,280)	(911,763)
Class C	(22,326)	(50,952)
Class I	(15,156,854)	(19,344,617)
Class Y	(62,048,308)	(111,019,697)
Increase (Decrease) in Net Assets from Capital Stock Transactions	6,432,359	(29,771,250)
Total Increase (Decrease) in Net Assets	(13,205,372)	100,417,304
Net Assets ($):
Beginning of Period	650,547,320	550,130,016
End of Period	637,341,948	650,547,320

14

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	22,263	38,190
Shares issued for distributions reinvested	4,772	9,586
Shares redeemed	(35,795)	(47,491)
Net Increase (Decrease) in Shares Outstanding	(8,760)	285
Class Ca
Shares sold	868	1,790
Shares issued for distributions reinvested	175	294
Shares redeemed	(1,141)	(2,709)
Net Increase (Decrease) in Shares Outstanding	(98)	(625)
Class Ib
Shares sold	349,063	713,263
Shares issued for distributions reinvested	44,552	108,221
Shares redeemed	(764,125)	(955,610)
Net Increase (Decrease) in Shares Outstanding	(370,510)	(134,126)
Class Yb
Shares sold	3,701,900	3,607,565
Shares issued for distributions reinvested	294,648	562,367
Shares redeemed	(3,203,666)	(5,352,995)
Net Increase (Decrease) in Shares Outstanding	792,882	(1,183,063)

[a] During the period ended June 30, 2020, 52 Class C shares representing $833 were automatically converted to 52 Class A shares.

[b] During the period ended June 30, 2020, 342,822 Class Y shares representing $7,009,812 were exchanged for 342,365 Class I shares and during the period ended December 31, 2019, 610,611 Class Y shares representing $12,713,251 were exchanged for 610,042 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.60	16.72	20.43	17.06	15.67	16.12
Investment Operations:
Investment income—net[a]	.06	.12	.08	.10	.11	.12
Net realized and unrealized gain (loss) on investments	(.41)	4.73	(1.20)	4.07	1.61	.27
Total from Investment Operations	(.35)	4.85	(1.12)	4.17	1.72	.39
Distributions:
Dividends from investment income—net	-	(.14)	(.08)	(.10)	(.12)	(.11)
Dividends from net realized gain on investments	(.41)	(.83)	(2.51)	(.70)	(.21)	(.73)
Total Distributions	(.41)	(.97)	(2.59)	(.80)	(.33)	(.84)
Net asset value, end of period	19.84	20.60	16.72	20.43	17.06	15.67
Total Return (%)[b]	(1.32)[c]	29.30	(5.78)	24.55	10.93	2.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[d]	1.09	1.08	1.10	1.11	1.09
Ratio of net expenses to average net assets	1.10[d]	1.09	1.08	1.09	1.10	1.09
Ratio of net investment income to average net assets	.65[d]	.64	.39	.52	.72	.69
Portfolio Turnover Rate	24.29[c]	50.52	56.74	39.19	46.42	50.77
Net Assets, end of period ($ x 1,000)	4,421	4,769	3,866	4,220	3,204	3,064

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.73	16.85	20.66	17.28	15.89	16.35
Investment Operations:
Investment (loss)—net[a]	(.01)	(.03)	(.09)	(.04)	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	(.42)	4.74	(1.21)	4.12	1.61	.29
Total from Investment Operations	(.43)	4.71	(1.30)	4.08	1.60	.27
Distributions:
Dividends from net realized gain on investments	(.41)	(.83)	(2.51)	(.70)	(.21)	(.73)
Net asset value, end of period	19.89	20.73	16.85	20.66	17.28	15.89
Total Return (%)[b]	(1.71)[c]	28.30	(6.65)	23.71	10.03	1.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.13[d]	2.11	2.05	1.98	1.95	1.93
Ratio of net expenses to average net assets	1.90[d]	1.90	1.90	1.84	1.86	1.87
Ratio of net investment (loss) to average net assets	(.15)[d]	(.18)	(.42)	(.23)	(.05)	(.11)
Portfolio Turnover Rate	24.29[c]	50.52	56.74	39.19	46.42	50.77
Net Assets, end of period ($ x 1,000)	237	248	212	227	449	511

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.96	17.78	21.57	17.96	16.48	16.92
Investment Operations:
Investment income—net[a]	.10	.19	.16	.16	.18	.18
Net realized and unrealized gain (loss) on investments	(.42)	5.03	(1.29)	4.30	1.68	.29
Total from Investment Operations	(.32)	5.22	(1.13)	4.46	1.86	.47
Distributions:
Dividends from investment income—net	-	(.21)	(.15)	(.15)	(.17)	(.18)
Dividends from net realized gain on investments	(.41)	(.83)	(2.51)	(.70)	(.21)	(.73)
Total Distributions	(.41)	(1.04)	(2.66)	(.85)	(.38)	(.91)
Net asset value, end of period	21.23	21.96	17.78	21.57	17.96	16.48
Total Return (%)	(1.10)[b]	29.66	(5.54)	24.95	11.23	2.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[c]	.78	.78	.79	.76	.75
Ratio of net expenses to average net assets	.78[c]	.78	.78	.79	.76	.75
Ratio of net investment income to average net assets	.97[c]	.95	.71	.82	1.17	1.03
Portfolio Turnover Rate	24.29[b]	50.52	56.74	39.19	46.42	50.77
Net Assets, end of period ($ x 1,000)	47,784	57,581	48,988	49,475	38,922	454,240

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	21.94	17.76	21.56	17.95	16.48	16.35
Investment Operations:
Investment income—net[b]	.10	.20	.16	.17	.17	.05
Net realized and unrealized gain (loss) on investments	(.42)	5.03	(1.29)	4.31	1.69	.98
Total from Investment Operations	(.32)	5.23	(1.13)	4.48	1.86	1.03
Distributions:
Dividends from investment income—net	(.01)	(.22)	(.16)	(.17)	(.18)	(.17)
Dividends from net realized gain on investments	(.41)	(.83)	(2.51)	(.70)	(.21)	(.73)
Total Distributions	(.42)	(1.05)	(2.67)	(.87)	(.39)	(.90)
Net asset value, end of period	21.20	21.94	17.76	21.56	17.95	16.48
Total Return (%)	(1.11)[c]	29.78	(5.55)	25.04	11.25	6.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[d]	.75	.74	.76	.76	.75[d]
Ratio of net expenses to average net assets	.75[d]	.75	.74	.76	.76	.75[d]
Ratio of net investment income to average net assets	1.00[d]	.98	.73	.85	1.02	1.14[d]
Portfolio Turnover Rate	24.29[c]	50.52	56.74	39.19	46.42	50.77
Net Assets, end of period ($ x 1,000)	584,900	587,949	497,063	551,954	446,567	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-

20

Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the The Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the fund’s investments:

22

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	633,535,294	-	-	633,535,294
Investment Companies	3,330,840	-	-	3,330,840

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2020, The Bank of New York Mellon earned $2,183 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

24

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was as follows: ordinary income $6,542,193 and long-term capital gains $24,955,276. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2―Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2020 was approximately $50,000 with a related weighted average annualized interest rate of 2.55%.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2020 through May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after May 1, 2021 the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $268 during the period ended June 30, 2020.

During the period ended June 30, 2020, the Distributor retained $13 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2020, Class C shares were charged $887 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2020, Class A and Class C shares were charged $5,381 and $296, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances

26

are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2020, the fund was charged $6,257 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2020, the fund was charged $9,417 pursuant to the custody agreement.

During the period ended June 30, 2020, the fund was charged $8,595 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $360,683, Distribution Plan fees of $154, Shareholder Services Plan fees of $963, custodian fees of $6,000, Chief Compliance Officer fees of $4,695 and transfer agency fees of $2,351, which are offset against an expense reimbursement currently in effect in the amount of $44.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4―Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2020, amounted to $146,260,713 and $151,382,413, respectively.

At June 30, 2020, accumulated net unrealized appreciation on investments was $211,186,458, consisting of $225,899,132 gross unrealized appreciation and $14,412,674 gross unrealized depreciation.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Reorganization:

On May 13, 2020, the Board has approved a Plan of Reorganization (the “Plan”) on behalf of BNY Mellon Large Cap Growth Fund (the “Acquired Fund”) and the fund (the “Acquiring Fund”), each a series of the Company. The Plan provides for the transfer of the Acquired Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Acquired Fund shareholders and the subsequent termination of the Acquired Fund (the “Reorganization”). Neither the Plan nor the Reorganization requires the approval of shareholders of either fund. It is currently contemplated that the Reorganization will become effective on or about July 31, 2020.

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional large-cap core funds (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional large-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis.

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods (highest in the Performance Group for the five-year period), except for the two- and three-year periods when performance was below the Performance Group median, and was above the Performance Universe median for all periods, except for the one-year period when performance was slightly below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were higher than the Expense Group and Expense Universe total expenses medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee

30

information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

32

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

33

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

BNY Mellon Large Cap Equity Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street|
New York, NY 10286

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6535SA0620

BNY Mellon Large Cap Growth Fund

SEMIANNUAL REPORT June 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Large Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Large Cap Growth Fund, covering the six-month period from January 1, 2020 through June 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a positive end to 2019, investors were optimistic. Expectations for robust economic growth, accommodative policies from the U.S. Federal Reserve (the “Fed”) and healthy U.S. consumer spending helped support equity valuations in the U.S. well into January and February of 2020. However, the euphoria was short-lived, as concerns over the spread of COVID-19 began to roil markets. Early signs of market turmoil began in China and adjacent areas of the Pacific Rim, which were heavily affected by the virus early in 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. U.S. stocks began to show signs of volatility in March 2020 and posted historic losses during that month. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward in April, May and June 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. When the threat posed by COVID-19 began to emerge, a flight-to-quality ensued and rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Both actions worked to support bond valuations throughout April, May and June 2020.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through June 30, 2020, as provided by Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2020, BNY Mellon Large Cap Growth Fund’s Class A shares achieved a total return of 7.98%, Class C shares returned 7.45%, Class I shares returned 8.12%, and Class Y shares returned 8.04%.1 In comparison, the Russell 1000® Growth Index (the “Index”), the fund’s benchmark, produced a total return of 9.81% for the same period.2

Large-cap stocks posted gains over the reporting period, in an environment of pandemic-induced volatility and subsequent support from the government and central bank. The fund underperformed the Index, primarily due to security selection shortfalls in the consumer discretionary and health care sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies (those with market capitalizations of $5 billion or more at the time of purchase). The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging market countries.

The fund’s investment philosophy is based on the premise that earnings growth is the primary determinant of long-term stock appreciation. With this in mind, the fund’s portfolio managers use an approach that combines top-down and bottom-up analysis, so stock selection and sector allocation are both factors in determining the fund’s holdings. Fundamental financial analysis is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: expected earnings growth rate exceeding market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

A Tale of Two Markets

Markets gave way to extreme risk aversion over the start of the review period, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the year. Financial markets also had to contend with a second major, exogenous shock in the form of an oil price war between Saudi Arabia and Russia, which resulted in the oil price falling precipitously in March 2020. The West Texas Intermediate May 2020 contract would later tumble into negative territory, as plunging demand for the commodity gave rise to shortages of storage capacity in the U.S. Central bank responses to the crisis ramped up dramatically, as financial

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. Such action latterly provided some comfort, and indices began to rally towards the end of March 2020.

U.S. equities went on to stage a recovery during the second half of the reporting period. The unprecedented array of stimulus that was briskly deployed by central banks and governments globally helped to buoy investor confidence and support security valuations. Investors began to anticipate a move towards economic normalization as lockdown measures eased. Pullbacks did punctuate the rally and were typically driven by fears of rising infection rates, as was witnessed in the U.S. towards the end of June 2020. Geopolitics also weighed periodically, as the U.S. and China maintained their confrontational rhetoric across a range of issues including trade, technology and political change in Hong Kong.

According to the Russell family of indexes, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Security Selections Constrain Fund Performance

The fund’s underperformance versus the Index was mainly the result of lagging returns in the consumer discretionary and health care sectors. In the consumer discretionary sector, the fund’s performance was hurt by a lack of exposure to automobile maker Tesla, which surged after smashing analyst expectations for vehicle deliveries in the second quarter. Companies experiencing reduced demand for their products and services due to the pandemic also suffered, weighing on returns. Stock prices of travel, leisure and hospitality companies, such as Norwegian Cruise Line Holdings, Darden Restaurants and MGM Resorts International, fell precipitously during the period. We have since exited our positions in these three companies. Within the health care sector, medical device companies generally underperformed. A drop in the amount of elective procedures performed led to a decreased demand for medical devices, and revenues suffered. A position in medical device company Boston Scientific was among the leading detractors from performance. In addition, CVS Health stock also weighed on results.

On the positive side, in the information technology sector, positions in financial technology companies Square and PayPal Holdings bolstered relative returns. The stock of these payment processing companies rose during the period due to increased demand for their respective products, largely stemming from people shopping online during the COVID-19 lockdown. Several positions within the software industry also provided a tailwind to results, such as Avalara and Coupa Software. Demand for cloud computing services grew, amid a larger percentage of the population working from home. In the real estate sector, a lack of exposure to underperforming Simon Property Group was a main contributor to performance. In addition, a position in data center management provider Equinix also benefited results. Equinix benefited from increased demand for its services amid the lockdown. A position in financial market information and services provider MSCI was also a large individual contributor to results. MSCI outperformed the broader financial sector, as it was not subject to many of the same headwinds as other companies during the reporting period, such as reduced profitability due to low interest rates or concern over borrower defaults.

4

Constructively Positioned for Slow Growth

As the economy begins to recover from the effects of COVID-19, we expect earnings and GDP growth will bottom in mid-2020, and the economy will gradually recover over the next 12-18 months. We believe the combination of record, accommodative central bank policies and fiscal injections from the government, combined with the easing of lockdowns, will drive spending. We think businesses will increase their capital spending through inventory replenishment, and overall consumption will increase through the next year. However, we believe the recovery process back to 2019 levels will be very drawn out due to several factors. This not only includes a possible resurgence of COVID-19 cases, but also ongoing issues between the U.S. and China regarding trade and intellectual property rights, as well as headline risk associated with the upcoming November 2020 election. We expect interest rates will remain low and believe commodity prices will remain range-bound for the next few years.

As a result of this outlook, our strategy remains focused on secular growth investments. We seek companies that can drive stable growth irrespective of broader market conditions. We think long-term growth drivers include new product offerings and expansion into new markets. Currently, we see opportunities of this nature across areas of the information technology, communication services and health care sectors. Within industrials and materials, we are looking for companies that may benefit from consolidations. We are underweight bond proxy and defensive areas such as consumer staples, telecommunications services and some areas of real estate, as we think these areas may underperform as the economy begins to expand once again.

July 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Growth Fund from January 1, 2020 to June 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.95	$9.80	$4.66	$4.66
Ending value (after expenses)	$1,079.80	$1,074.50	$1,081.20	$1,080.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.77	$9.52	$4.52	$4.52
Ending value (after expenses)	$1,019.14	$1,015.42	$1,020.39	$1,020.39

†  Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.8%
Application Software - 7.9%
Adobe	2,832	[a]	1,232,798
Alteryx, Cl. A	1,985	[a,b]	326,096
Atlassian, Cl. A	1,789	[a]	322,503
Avalara	3,969	[a]	528,234
Coupa Software	2,064	[a,b]	571,811
Intuit	3,101		918,485
RingCentral, Cl. A	1,175	[a,b]	334,887
salesforce.com	4,292	[a]	804,020
Synopsys	2,516	[a]	490,620
			5,529,454
Capital Goods - 6.8%
Dover	4,398		424,671
Honeywell International	4,974		719,191
Illinois Tool Works	4,601		804,485
Ingersoll Rand	18,408	[a]	517,633
Lockheed Martin	1,494		545,190
Roper Technologies	2,430		943,472
Trane Technologies	8,816		784,448
			4,739,090
Consumer Durables & Apparel - 2.0%
NIKE, Cl. B	13,975		1,370,249
Consumer Services - .6%
Yum! Brands	5,155		448,021
Data Processing & Outsourced Services - 8.1%
Automatic Data Processing	2,007		298,822
Mastercard, Cl. A	3,714		1,098,230
PayPal Holdings	8,179	[a]	1,425,027
Square, Cl. A	7,641	[a]	801,847
Visa, Cl. A	10,453	[b]	2,019,206
			5,643,132
Diversified Financials - 2.5%
CME Group	2,407		391,234
S&P Global	3,072		1,012,163
The Charles Schwab	9,647		325,490
			1,728,887
Food & Staples Retailing - .9%
Costco Wholesale	2,158		654,327
Food, Beverage & Tobacco - 2.9%
Constellation Brands, Cl. A	2,671		467,291
Mondelez International, Cl. A	6,657		340,372
Philip Morris International	7,858		550,531

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Food, Beverage & Tobacco - 2.9% (continued)
The Coca-Cola Company	15,580		696,114
			2,054,308
Health Care Equipment & Services - 6.0%
Abbott Laboratories	5,020		458,979
Boston Scientific	21,225	[a]	745,210
Centene	7,275	[a]	462,326
CVS Health	7,487		486,430
DexCom	1,115	[a]	452,021
UnitedHealth Group	5,384		1,588,011
			4,192,977
Information Technology Consulting & Services - .8%
Accenture, Cl. A	2,441		524,131
Materials - 1.5%
Celanese	4,660		402,344
FMC	6,591		656,595
			1,058,939
Media & Entertainment - 11.9%
Alphabet, Cl. A	2,287	[a]	3,243,080
Charter Communications, Cl. A	1,036	[a,b]	528,401
Comcast, Cl. A	8,043		313,516
Facebook, Cl. A	11,956	[a]	2,714,849
InterActiveCorp	1,298	[a]	419,773
Netflix	2,371	[a]	1,078,900
			8,298,519
Pharmaceuticals Biotechnology & Life Sciences - 7.4%
AbbVie	9,390		921,910
Amgen	1,596		376,433
argenx, ADR	1,286	[a]	289,646
Biogen	628	[a]	168,021
Bristol-Myers Squibb	12,875		757,050
Eli Lilly & Co.	2,559		420,137
Immunomedics	11,250	[a]	398,700
Merck & Co.	6,483		501,330
Thermo Fisher Scientific	2,059		746,058
Vertex Pharmaceuticals	2,096	[a]	608,490
			5,187,775
Real Estate - 1.6%
American Tower	1,631	[c]	421,679
Equinix	946	[c]	664,376
			1,086,055
Retailing - 11.0%
Amazon.com	1,930	[a]	5,324,523
Dollar General	3,295		627,730

8

Description		Shares		Value ($)
Common Stocks - 99.8% (continued)
Retailing - 11.0% (continued)
Lowe's		7,040		951,245
O'Reilly Automotive		516	[a]	217,582
The TJX Companies		11,644		588,721
				7,709,801
Semiconductors & Semiconductor Equipment - 6.9%
Advanced Micro Devices		9,171	[a]	482,486
Analog Devices		2,914		357,373
Applied Materials		9,479		573,006
Microchip Technology		3,350	[b]	352,788
Micron Technology		19,542	[a]	1,006,804
NVIDIA		3,581		1,360,458
Qualcomm		7,100		647,591
				4,780,506
Systems Software - 10.1%
Microsoft		29,754		6,055,236
Proofpoint		2,700	[a]	300,024
ServiceNow		1,746	[a]	707,235
				7,062,495
Technology Hardware & Equipment - 10.1%
Apple		16,432		5,994,394
Ciena		7,628	[a]	413,132
Lumentum Holdings		8,213	[a]	668,785
				7,076,311
Transportation - .8%
Norfolk Southern		3,091		542,687
Total Common Stocks (cost $37,397,368)				69,687,664
	1-Day Yield (%)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $170,030)	0.22	170,030	[d]	170,030
Total Investments (cost $37,567,398)		100.0%		69,857,694
Cash and Receivables (Net)		.0%		4,058
Net Assets		100.0%		69,861,752

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At June 30, 2020, the value of the fund’s securities on loan was $4,082,969 and the value of the collateral was $4,103,549, consisting of U.S. Government & Agency securities.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	43.8
Consumer Discretionary	13.6
Health Care	13.4
Communication Services	11.9
Industrials	7.6
Consumer Staples	3.9
Financials	2.5
Real Estate	1.6
Materials	1.5
Investment Companies	.2
100.0

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 6/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	510,665	6,551,275	(6,891,910)	170,030.2		735
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	400,932	(400,932)	-	-	-
Total	510,665	6,952,207	(6,952,207)	170,030.2		735

† Includes reinvested dividends/distributions.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,082,969)—Note 1(c):
Unaffiliated issuers	37,397,368	69,687,664
Affiliated issuers	170,030	170,030
Dividends and securities lending income receivable		39,434
Receivable for shares of Common Stock subscribed		16,550
Prepaid expenses		27,076
		69,940,754
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		43,614
Payable for shares of Common Stock redeemed		4,385
Directors’ fees and expenses payable		453
Other accrued expenses		30,550
		79,002
Net Assets ($)		69,861,752
Composition of Net Assets ($):
Paid-in capital		35,053,459
Total distributable earnings (loss)		34,808,293
Net Assets ($)		69,861,752

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	17,632,960	1,730,443	29,064,059	21,434,290
Shares Outstanding	1,220,560	127,933	1,940,635	1,430,579
Net Asset Value Per Share ($)	14.45	13.53	14.98	14.98

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $20 foreign taxes withheld at source):
Unaffiliated issuers	375,788
Affiliated issuers	713
Interest	3,496
Income from securities lending—Note 1(c)	2,116
Total Income	382,113
Expenses:
Management fee—Note 3(a)	241,931
Shareholder servicing costs—Note 3(c)	41,161
Professional fees	37,841
Registration fees	29,873
Chief Compliance Officer fees—Note 3(c)	8,595
Prospectus and shareholders’ reports	6,604
Distribution fees—Note 3(b)	5,874
Custodian fees—Note 3(c)	5,617
Directors’ fees and expenses—Note 3(d)	2,862
Loan commitment fees—Note 2	780
Interest expense—Note 2	313
Miscellaneous	10,151
Total Expenses	391,602
Less—reduction in expenses due to undertaking—Note 3(a)	(49,049)
Net Expenses	342,553
Investment Income—Net	39,560
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,614,437
Capital gain distributions from affiliated issuers	22
Net Realized Gain (Loss)	2,614,459
Net change in unrealized appreciation (depreciation) on investments	2,726,421
Net Realized and Unrealized Gain (Loss) on Investments	5,340,880
Net Increase in Net Assets Resulting from Operations	5,380,440

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations ($):
Investment income—net	39,560	151,276
Net realized gain (loss) on investments	2,614,459	5,491,012
Net change in unrealized appreciation (depreciation) on investments	2,726,421	15,076,755
Net Increase (Decrease) in Net Assets Resulting from Operations	5,380,440	20,719,043
Distributions ($):
Distributions to shareholders:
Class A	(156,836)	(1,463,180)
Class C	(12,875)	(143,192)
Class I	(264,153)	(2,486,901)
Class Y	(182,099)	(1,544,544)
Total Distributions	(615,963)	(5,637,817)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,536,092	6,493,947
Class C	224,616	42,981
Class I	2,319,297	4,624,998
Class Y	1,533,674	1,651,084
Distributions reinvested:
Class A	150,579	1,391,804
Class C	7,205	71,680
Class I	259,262	2,440,088
Class Y	108,915	968,061
Cost of shares redeemed:
Class A	(5,560,931)	(6,638,734)
Class C	(383,952)	(375,568)
Class I	(9,471,857)	(7,397,908)
Class Y	(2,636,089)	(2,831,442)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(10,913,189)	440,991
Total Increase (Decrease) in Net Assets	(6,148,712)	15,522,217
Net Assets ($):
Beginning of Period	76,010,464	60,488,247
End of Period	69,861,752	76,010,464

14

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Capital Share Transactions (Shares):
Class A
Shares sold	192,967	506,112
Shares issued for distributions reinvested	13,117	107,310
Shares redeemed	(432,838)	(518,915)
Net Increase (Decrease) in Shares Outstanding	(226,754)	94,507
Class C
Shares sold	17,516	3,671
Shares issued for distributions reinvested	669	5,887
Shares redeemed	(29,912)	(31,681)
Net Increase (Decrease) in Shares Outstanding	(11,727)	(22,123)
Class Ia
Shares sold	184,545	363,207
Shares issued for distributions reinvested	21,805	182,020
Shares redeemed	(668,440)	(569,189)
Net Increase (Decrease) in Shares Outstanding	(462,090)	(23,962)
Class Ya
Shares sold	121,291	126,523
Shares issued for distributions reinvested	9,152	72,140
Shares redeemed	(202,027)	(217,913)
Net Increase (Decrease) in Shares Outstanding	(71,584)	(19,250)

[a] During the period ended June 30, 2020, 4,626 Class Y shares representing $58,457 were exchanged for 4,628 Class I shares and during the period ended December 31, 2019, 34,779 Class Y shares representing $458,923 were exchanged for 34,801 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2020	Year Ended December 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.51	10.83	11.87	9.55	9.00	8.84
Investment Operations:
Investment income—net[a]	(.00)[b]	.01	.00[b]	.01	.04	.03
Net realized and unrealized gain (loss) on investments	1.05	3.71	(.39)	2.71	.57	.28
Total from Investment Operations	1.05	3.72	(.39)	2.72	.61	.31
Distributions:
Dividends from investment income—net	-	(.01)	(.00)[b]	(.02)	(.06)	(.04)
Dividends from net realized gain on investments	(.11)	(1.03)	(.65)	(.38)	-	(.11)
Total Distributions	(.11)	(1.04)	(.65)	(.40)	(.06)	(.15)
Net asset value, end of period	14.45	13.51	10.83	11.87	9.55	9.00
Total Return (%)[c]	7.98[d]	34.90	(3.40)	28.44	6.72	3.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32[e]	1.32	1.35	1.41	1.42	1.40
Ratio of net expenses to average net assets	1.15[e]	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets	(.05)[e]	.05	.02	.12	.41	.37
Portfolio Turnover Rate	18.24[d]	56.15	68.61	48.04	40.65	63.87
Net Assets, end of period ($ x 1,000)	17,633	19,554	14,648	10,749	9,410	16,467

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

16

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.71	10.30	11.41	9.24	8.73	8.60
Investment Operations:
Investment (loss)—net[a]	(.05)	(.08)	(.09)	(.07)	(.03)	(.03)
Net realized and unrealized gain (loss) on investments	.98	3.52	(.37)	2.62	.54	.27
Total from Investment Operations	.93	3.44	(.46)	2.55	.51	.24
Distributions:
Dividends from net realized gain on investments	(.11)	(1.03)	(.65)	(.38)	-	(.11)
Net asset value, end of period	13.53	12.71	10.30	11.41	9.24	8.73
Total Return (%)[b]	7.45[c]	33.99	(4.19)	27.56	5.84	2.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11[d]	2.10	2.13	2.16	2.21	2.20
Ratio of net expenses to average net assets	1.90[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment (loss) to average net assets	(.80)[d]	(.70)	(.76)	(.61)	(.34)	(.38)
Portfolio Turnover Rate	18.24[c]	56.15	68.61	48.04	40.65	63.87
Net Assets, end of period ($ x 1,000)	1,730	1,774	1,667	2,078	1,486	2,130

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.00	11.19	12.24	9.82	9.23	9.07
Investment Operations:
Investment income—net[a]	.01	.04	.03	.04	.06	.06
Net realized and unrealized gain (loss) on investments	1.09	3.84	(.40)	2.79	.59	.27
Total from Investment Operations	1.10	3.88	(.37)	2.83	.65	.33
Distributions:
Dividends from investment income—net	(.01)	(.04)	(.03)	(.03)	(.06)	(.06)
Dividends from net realized gain on investments	(.11)	(1.03)	(.65)	(.38)	-	(.11)
Total Distributions	(.12)	(1.07)	(.68)	(.41)	(.06)	(.17)
Net asset value, end of period	14.98	14.00	11.19	12.24	9.82	9.23
Total Return (%)	8.12[b]	35.35	(3.29)	28.77	7.09	3.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05[c]	1.05	1.08	1.14	1.16	1.10
Ratio of net expenses to average net assets	.90[c]	.90	.90	.90	.90	.90
Ratio of net investment income to average net assets	.20[c]	.30	.25	.39	.65	.61
Portfolio Turnover Rate	18.24[b]	56.15	68.61	48.04	40.65	63.87
Net Assets, end of period ($ x 1,000)	29,064	33,641	27,147	27,019	13,112	28,054

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.01	11.19	12.24	9.82	9.23	8.74
Investment Operations:
Investment income—net[b]	.01	.04	.03	.04	.06	.02
Net realized and unrealized gain (loss) on investments	1.08	3.85	(.40)	2.79	.59	.55
Total from Investment Operations	1.09	3.89	(.37)	2.83	.65	.57
Distributions:
Dividends from investment income—net	(.01)	(.04)	(.03)	(.03)	(.06)	(.05)
Dividends from net realized gain on investments	(.11)	(1.03)	(.65)	(.38)	-	(.03)
Total Distributions	(.12)	(1.07)	(.68)	(.41)	(.06)	(.08)
Net asset value, end of period	14.98	14.01	11.19	12.24	9.82	9.23
Total Return (%)	8.04[c]	35.32	(3.20)	28.77	7.09	6.49[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[d]	1.00	1.02	1.07	1.10	2.36[d]
Ratio of net expenses to average net assets	.90[d]	.90	.90	.90	.90	.90[d]
Ratio of net investment income to average net assets	.20[d]	.30	.25	.39	.68	.69[d]
Portfolio Turnover Rate	18.24[c]	56.15	68.61	48.04	40.65	63.87
Net Assets, end of period ($ x 1,000)	21,434	21,041	17,026	18,155	13,750	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting

20

and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the fund’s investments:

22

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	69,687,664	-	-	69,687,664
Investment Companies	170,030	-	-	170,030

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

continuous basis. During the period ended June 30, 2020, The Bank of New York Mellon earned $451 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

24

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was as follows: ordinary income $144,918 and long-term capital gains $5,492,899. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2020 was approximately $27,472 with a related weighted average annualized rate of 2.29%.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2020 through May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after May 1, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $45,049 during the period ended June 30, 2020.

During the period ended June 30, 2020, the Distributor retained $1,573 from commissions earned on sales of the fund’s Class A shares .

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2020, Class C shares were charged $5,874 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2020, Class A and Class C shares were charged $22,530 and $1,958, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

26

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2020, the fund was charged $6,476 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2020, the fund was charged $5,617 pursuant to the custody agreement.

During the period ended June 30, 2020, the fund was charged $8,595 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $39,698, Distribution Plan fees of $1,022, Shareholder Services Plan fees of $3,905, custodian fees of $3,200, Chief Compliance Officer fees of $4,695 and transfer agency fees of $2,444, which are offset against an expense reimbursement currently in effect in the amount of $11,350.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended June 30, 2020, amounted to $12,666,820 and $23,848,459, respectively.

At June 30, 2020, accumulated net unrealized appreciation on investments was $32,290,296, consisting of $32,622,110 gross unrealized appreciation and $331,814 gross unrealized depreciation.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Reorganization:

On May 13, 2020, the Board has approved a Plan of Reorganization (the “Plan”) on behalf of the fund (the “Acquired Fund”) and BNY Mellon Large Cap Equity Fund (the “Acquiring Fund”), each a series of the Company. The Plan provides for the transfer of the Acquired Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Acquired Fund shareholders and the subsequent termination of the Acquired Fund (the “Reorganization”). Neither the Plan nor the Reorganization requires the approval of shareholders of either fund. It is currently contemplated that the Reorganization will become effective on or about July 31, 2020.

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional large-cap growth funds (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except for the two-, three- and five-year periods when performance was below the Performance Group median, and was above the Performance Universe median for all periods, except for the two- and three-year periods when performance was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which reflected reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were slightly higher than the Expense Group median total expenses and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in

30

fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

32

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

33

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

BNY Mellon Large Cap Growth Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DAPAX Class C: DGTCX Class I: DAPIX Class Y: DLCGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6574SA0620

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      August 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      August 21, 2020

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      August 20, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)